UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2011

PERFORMANCE TECHNOLOGIES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Performance Technologies, Incorporated was held on June 9, 2011. Set forth following are descriptions of the two matters that were voted upon at this meeting and the voting results with respect to each such matter.

1. A proposal to elect one director to serve for a three-year term until the Annual Meeting to be held in 2014 or until his successor is duly elected or appointed and qualifies:

Director	Votes For	Votes Withheld	Broker Non-Votes
Charles E. Maginness	2,569,212	4,921,642	2,597,132

As directors are elected by plurality vote and the proposal to elect Mr. Maginness received a plurality of votes, Mr. Maginness was re-elected.

2. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year ending December 31, 2011:

Votes For	Votes Against	Abstentions
10,054,679	22,801	10,506

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

June 10, 2011	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

June 10, 2011	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Senior Vice President of Finance and Chief Financial Officer